Exhibit 10.3


THE WARRANTS AND THE ORDINARY SHARES TO BE ISSUED PURSUANT TO THIS WARRANT HAVE NOT BEEN REGISTERED UNDER ANY FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS AND UNTIL THE HOLDER HEREOF PROVIDES (i) INFORMATION REASONABLY NECESSARY TO CONFIRM THAT SUCH REGISTRATION IS NOT REQUIRED OR (ii) AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                              WARRANT NO. 2005-___

________________, 2005              For the  Purchase of ___________ shares of
                                    Common Stock of The Beard Company

     FOR VALUE RECEIVED, THE BEARD COMPANY, an Oklahoma corporation (the "Corporation"), hereby grants to _________________________, or his registered assigns (collectively the "Holder"), the right (the "Warrants") to purchase at any time before the Expiration Date (as hereafter defined) __________________________ (________) duly authorized, validly issued, fully paid and non-assessable shares (the "Warrant Shares") of the Corporation's Common Stock, $.0006665 par value (the "Common Stock"), at the Exercise Price (as hereafter defined) and on the terms and conditions herein set forth. The number of Warrant Shares and the Exercise Price will be subject to adjustment as provided in this Warrant. The Warrants are being issued pursuant to the terms of the Confidential Private Placement Memorandum in connection with the Company's offering of $2,100,000 of 12% Convertible Subordinated Notes due February 15, 2010, as Amended December 29, 2004.

     This Warrant is issued subject to the following terms and conditions:

1. Exercise of Warrant. The Warrants are exercisable at the option of the Holder in whole or in part at any time prior to the Expiration Date by the delivery to the Corporation of written notice of the exercise of the Warrants specifying the number of Warrant Shares to be acquired, surrender of this Warrant to the Corporation and satisfaction of the Exercise Price for the Warrant Shares to be acquired through such exercise. The Warrants will be deemed exercised immediately prior to the close of business on the day that all of the foregoing requirements for the exercise of the Warrants are completed and the person entitled to receive the Warrant Shares will be treated for all purposes as the holder of record of such Warrant Shares at such time including, without implied limitation, the right to vote, receive dividends and to receive distributions for which the record date falls on or after such date. As promptly as possible after such date (in any event within five (5) business days) the Corporation will deliver to the Holder a stock certificate evidencing the Warrant Shares covered by the exercise. In the case of an exercise for less than all the Warrant Shares the Corporation will cancel this Warrant on the surrender hereof and will execute and deliver a new Warrant of like tenor for the balance of the unexercised Warrant Shares within such five (5) day period. If an exercise of all or part of the Warrants is to be made in connection with a registered public offering or a transaction described in paragraph 10 of this Warrant, the exercise of the Warrants may, at the election of the Holder, be conditioned on the consummation of the public offering or other transaction under paragraph 10 of this Warrant. In that case the exercise will not be deemed to be effective until the consummation of the specified condition.

2. Term. The Warrants may be exercised in full or in part at any time on or before 11:59 p.m. Oklahoma City, Oklahoma, time on ______________, 2010 (the "Expiration Date"). To the extent not exercised prior to the Expiration Date, the Warrants and all of the rights of the Holder hereunder will expire and terminate on such date without any action or notice by the Corporation.

3. Exercise Price. On the exercise of the Warrants, the Holder agrees to pay to the Corporation for the Warrant Shares purchased by the Holder pursuant to the terms of this Warrant an amount (the "Exercise Price") multiplied by the number of Warrant Shares at the time of determination. The Exercise Price is $1.00 per Warrant Share (as hereafter defined). The Exercise Price is subject to adjustment pursuant to the terms of this Warrant. The Exercise Price shall be paid in lawful money of the United States of America.

4. Representations, Warranties and Covenants. The Corporation represents to and warrants, covenants and agrees with the Holder as follows:

     4.1 Reservation of Shares. At all times while the Warrants are outstanding the Corporation will reserve out of the Corporation's authorized but unissued shares of Common Stock, free from preemptive rights and solely for the purpose of effecting the exercise of the Warrants, a sufficient number of shares of Common Stock to provide for the exercise of the Warrants and all other options, warrants and convertible securities of the Corporation. The Corporation will take all such actions necessary to assure that all such Warrant Shares may be issued without violation of any applicable law, governmental regulation or requirements of any domestic securities exchange or automated quotation system on which the shares of Common Stock are listed or quoted (except for official notice of issuance, which will be immediately delivered by the Corporation upon each such issuance). The Corporation will take all necessary actions to assure that all of the Warrant Shares are authorized, approved for and listed on any national securities exchange or quotation system on which the Corporation's shares of Common Stock are listed or quoted. The Corporation will not take any action that would cause the number of authorized but unissued shares of Common Stock to be less than the number of shares of Common Stock required to be reserved for issuance on exercise of the Warrants.

     4.2 Valid Issuance. All Warrant Shares that may be issued on exercise of the Warrants will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and encumbrances on issuance by the Corporation. The Corporation will not take any action or fail to take any action that will cause a contrary result (including, without limitation, any action that would cause the Exercise Price then in effect to be less than the par value of the Common Stock).

     4.3 Cooperation. The Corporation will: (a) not close its books against the transfer of the Warrants or of any Warrant Shares in any manner which interferes with the timely exercise of the Warrants; (b) assist and cooperate with the Holder should the Holder be required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of the Warrants (including, without limitation, making any filings required to be made by the Corporation).

     4.4 Authority. The Corporation has taken all necessary action to authorize the execution and delivery of this Warrant and the issuance of the Warrant Shares on the exercise of the Warrants. This Warrant is a valid, binding and enforceable obligation of the Corporation subject to applicable bankruptcy, insolvency, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights and remedies generally. The execution, delivery and performance of this Warrant will not violate: (a) any provision of the organizational documents or charter of the Corporation; (b) any order, writ, injunction or decree of any court, administrative agency or governmental body applicable to the Corporation or the Common Stock; or (c) any contract, lease, note, bond, mortgage or other agreement to which the Corporation is a party, by which the Corporation is bound or to which any of the Corporation's assets are subject.

     4.5 Capitalization. As of the date of this Warrant: the Corporation's authorized capital stock consists of fifteen million (15,000,000) shares of Common Stock, par value $0.0006665 per share, and five million (5,000,000) shares of preferred stock, par value $1.00 per share. As of the date of this Warrant the only shares of capital stock issued and outstanding are 4,969,565 fully paid and non-assessable shares of Common Stock and 27,838 shares of Preferred Stock.

     4.6 Office. The Corporation will maintain an office for the purposes specified in this Warrant (the "Warrant Office"). The Warrant Office will initially be the Corporation's offices at Suite 320, 5600 North May Avenue, Oklahoma City, Oklahoma 73112 and may subsequently be any other office of the Corporation or any transfer agent for the Common Stock in the continental United States as to which written notice has previously been given to the Holder. The Corporation will maintain at the Warrant Office a register for the Warrants in which the Corporation will record the name and address of the person in whose name this Warrant has been issued. The Holder will be able to take any action permitted in this Warrant including, without implied limitation, the exercise or transfer of the Warrants.

5. Restrictive Legend. The Warrants are being acquired and any Warrant Shares to be acquired by the Holder pursuant to this Warrant (collectively, "Securities") will be acquired for investment for the Holder's own account and not with a view to, or for resale in connection with, any distribution of such Securities within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Securities will not be sold, transferred or otherwise disposed of without registration under the Securities Act and state securities laws or qualification for exemptions therefrom. The Holder agrees that each certificate evidencing the Warrant Shares may be inscribed with a legend to the foregoing effect, which legend will be as follows:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL SUCH SHARES ARE FIRST REGISTERED UNDER THE SECURITIES ACT OF 1933, ALL APPLICABLE STATE SECURITIES LAWS AND ALL RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNLESS AND UNTIL THE HOLDER HEREOF PROVIDES (i) INFORMATION REASONABLY NECESSARY TO CONFIRM THAT SUCH REGISTRATION IS NOT REQUIRED OR (ii) AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

The Holder agrees that the Corporation may place a stop transfer order with the Corporation's transfer agent, if any, with respect to any noncomplying transfer of the certificates representing any Warrant Shares, which stop transfer order will be removed by the Corporation on compliance with the foregoing.

6. Registration Rights. The Holder and any other holder of Warrant Shares will have the registration rights provided for in Exhibit A hereto.

7. Anti-Dilution Adjustments. In order to prevent dilution of the rights granted with respect to the Warrants, the Exercise Price and the number of Warrant Shares obtainable on the exercise of a Warrant are subject to adjustment from time to time as follows:

     7.1 Issuance of Common Stock. If and whenever on or after the date of this Warrant the Corporation issues or sells, or in accordance with paragraph 7.2 of this Warrant is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to such time, then immediately on such issuance or sale the Exercise Price will be reduced to the new Exercise Price determined by dividing:

          7.1.1 the sum of (a) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding (as hereafter defined) immediately prior to such issue or sale, plus (b) the consideration, if any, received by the Corporation on such issuance or sale, divided by

          7.1.2 the number of shares of Common Stock Deemed Outstanding immediately after such issuance or sale.

     7.2 Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under paragraph 7.1 of this Warrant, the following will be applicable:

          7.2.1 Issuance of Rights or Options. If the Corporation in any manner grants, issues or sells any Options (as hereafter defined), other than the Corporation's employee or director benefit plans, and the price per share for which shares of Common Stock are issuable on the exercise of such Options (or on the conversion or exchange of any Convertible Securities (as hereafter defined) issuable on the exercise of such Options) is less than the Exercise Price in effect immediately prior to the time of the grant, issuance or sale of such Options, then the total maximum number of shares of Common Stock issuable on the exercise of such Options (or on the conversion or exchange of the total maximum amount of such Convertible Securities issuable on the exercise of such Options) will be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which shares of Common Stock are issuable on exercise of such Options or on the conversion or exchange of any Convertible Securities" is determined by dividing
               (a) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation on the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation on the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable on exercise of such Options or on the conversion or exchange of all such Convertible Securities issuable on the exercise of such Options. No further adjustment of the Exercise Price will be made on the actual issuance of such shares of Common Stock or of such Convertible Securities on the exercise of such Options or on the actual issuance of shares of Common Stock as a result of the conversion or exchange of such Convertible Securities.

          7.2.2 Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which shares of Common Stock are issuable on conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable on conversion or exchange of such Convertible Securities will be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issue or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which shares of Common Stock are issuable on conversion or exchange thereof" is determined by dividing (a) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation on the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable on the conversion or exchange of all such Convertible Securities. No further adjustment of the Exercise Price will be made on the actual issue of such shares of Common Stock on conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made on exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this paragraph 7.2, no further adjustment of the Exercise Price will be made by reason of such issue or sale.

          7.2.3 Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable on the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for shares of Common Stock changes at any time, the Exercise Price in effect at the time of such change will be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable hereunder will be correspondingly adjusted. For purposes of this paragraph 7.2, if the terms of any Option or Convertible Security which was outstanding as of the date of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable on exercise, conversion or exchange thereof will be deemed to have been issued as of the date of such change. Notwithstanding the foregoing no such change will at any time cause the Exercise Price hereunder to be increased.

          7.2.4 Expired Options and Securities. On the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect and the number of shares of Common Stock acquirable hereunder will be adjusted immediately to the Exercise Price and the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of this paragraph 7.2, the expiration or termination of any Option or Convertible Security which was outstanding on or before the date of execution of this Warrant will not cause the Exercise Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of this Warrant.

          7.2.5 Calculation of Consideration Received. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the amount received by the Corporation therefor. In case any shares of Common Stock, Options or Convertible Securities are issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Corporation will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Current Market Price thereof as of the date of receipt. In case any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving entity the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined at the reasonable discretion of the board of directors of the Corporation consistent with the value assigned for generally accepted accounting principles for purposes of financial reporting. Notice of such determination will be given to the Holder.

          7.2.6 Integrated Transactions. In case any Option or Convertible Security is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Options or Convertible Security by the parties thereto, the Options or Convertible Security will be deemed to have been issued for consideration determined at the reasonable discretion of the board of directors of the Corporation consistent with the value assigned for purposes of generally accepted accounting principles. Notice of such determination will be given to the Holder.

          7.2.7 Treasury Shares. The number of shares of Common Stock outstanding at any given time will not include shares of Common Stock owned or held by or for the account of the Corporation or any subsidiary, and any issuance or disposition of any shares of Common Stock so owned or held will be considered an issuance or sale of shares of Common Stock.

          7.2.8 Record Date. If the Corporation takes a record of the holders of shares of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold on the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     7.3 Stock Splits and Reverse Splits. In the event that the Corporation at any time after the date of this Warrant subdivides its outstanding shares of Common Stock into a greater number of shares (by stock split, stock dividend, recapitalization or otherwise), the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares purchasable on the exercise of the Warrants immediately prior to such subdivision will be proportionately increased. Conversely, in the event that the outstanding shares of Common Stock at any time are combined into a smaller number of shares (by reverse stock split or otherwise), the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares purchasable on the exercise of the Warrants immediately prior to such combination will be proportionately reduced.

     7.4 Certain Events. If any event occurs of the type contemplated by the provisions of this paragraph 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features, other than the Corporation's employee or director benefit plans), then the Corporation's board of directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable on exercise the Warrants so as to protect the rights of the holders of the Warrants. Notwithstanding anything herein to the contrary, no such adjustment will increase the Exercise Price or decrease the number of shares of Common Stock as otherwise determined pursuant to this paragraph 7.

     7.5 Notice of Adjustment. Whenever the Exercise Price or the number of Warrant Shares issuable on the exercise of the Warrants will be adjusted as herein provided, or the rights of the Holder hereof will change by reason of other events specified herein, the Corporation will compute the adjusted Exercise Price and the adjusted number of Warrant Shares in accordance with the provisions hereof and will prepare an Officer's Certificate setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares issuable on the exercise of the Warrants or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations on which such adjustments or other changes are based. The Corporation will promptly cause to be mailed to the Holder copies of such Officer's Certificate together with a notice stating that the Exercise Price and the number of Warrant Shares purchasable on exercise of the Warrants have been adjusted and setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable on the exercise of the Warrants.

     7.6 Exceptions to Anti-Dilution Adjustment. Notwithstanding anything to the contrary contained in this Warrant, there will be no adjustment in the Exercise Price or the number of Warrant Shares obtainable on exercise of the Warrants as a consequence of the issuance by the Corporation of: (a) any option, warrant, convertible security or other right to acquire shares of Common Stock outstanding or in effect as of the date of this Warrant and not amended after the date of this Warrant; (b) any options, stock purchase rights or other rights to acquire shares of Common Stock of the Corporation on exercise of options granted or that may be granted under the Corporation's compensatory stock option plans at an exercise price no less than the Current Market Price on the date of issuance; or (c) the issuance of shares of Common Stock as a result of the exercise of any of the foregoing.

     7.7 Definitions. For purposes of this Warrant the following terms will have the designated meanings: (a) "shares of Common Stock Deemed Outstanding" means at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraph 7 hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time; (b) "Convertible Securities" means any stock or securities (directly or indirectly) convertible into or exchangeable for shares of Common Stock; and (c) "Options" means any rights or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

     7.8 Current Market Price. For purposes of this Warrant the "Current Market Price" means: (a) with respect to a security which is traded on an organized national exchange or market the average of the last bid and asked prices as quoted on the applicable exchange or market for the immediately preceding twenty (20) trading days; and (b) if the security is not traded on such an organized exchange or market, the price per share of the security as determined in good faith by the Corporation's board of directors and set forth in a notice of such valuation to the Holder.

8. Reorganizations and Asset Sales. If any recapitalization, reorganization or reclassification of the capital stock of the Corporation, or any consolidation, merger or share exchange of the Corporation with another person, or the sale, transfer or other disposition of all or substantially all of its assets to another person will be effected in such a way that a holder of shares of Common Stock of the Corporation will be entitled to receive capital stock, securities or assets with respect to or in exchange for shares of Common Stock, then the following provisions will apply:

     8.1 Replacement Instrument. As a condition of such recapitalization, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition (except as otherwise provided below in paragraph 8.2) lawful and adequate provisions in form and substance reasonably satisfactory to the holders of a majority of the Warrants will be made whereby the holders of Warrants will thereafter have the right to purchase and receive on the terms and conditions specified in this Warrant and in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore receivable on the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such shares of Common Stock equal to the number of Warrant Shares immediately theretofore so receivable had such recapitalization, reorganization, reclassification, consolidation, merger, share exchange or sale not taken place. In any such case appropriate provision (in form and substance reasonably satisfactory to the holders of majority of the Warrants) will be made with respect to the rights and interests of the holders of the Warrants to the end that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Exercise Price to the value for the shares of Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable on exercise of the Warrants, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale) will thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable on the exercise of the Warrants.

     8.2 Assumption. The Corporation will not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor person (if other than the Corporation) resulting from such consolidation, share exchange or merger or the person purchasing or otherwise acquiring such assets will have assumed by written instrument executed and mailed or delivered to the Holder hereof at the last address of the Holder appearing on the books of the Corporation, (a) the obligation to deliver to the Holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and (b) all other liabilities and obligations of the Corporation hereunder. The foregoing will be performed by issuing a new warrant identical to the terms of this Warrant revised to reflect the new parties thereto, a provision indicating the replacement nature of the new warrant and any modifications in Exercise Price and number of shares of stock or equity interests obtainable on the exercise of the new warrant as provided herein.

9. Notices to Holder. If at any time the Corporation proposes to:

     9.1 declare any dividend on its shares of Common Stock payable in capital stock or make any dividend or other distribution (including cash dividends) to the holders of the shares of Common Stock;

     9.2 offer for subscription pro rata to all of the holders of the shares of Common Stock any additional shares of capital stock of any class or other rights other than the Series A Notes or Series A Warrants;

     9.3 effect any capital reorganization, or reclassification of the capital stock of the Corporation, or consolidation, merger or share exchange of the Corporation with another person, or sale, transfer or other disposition of all or substantially all of its assets; or

     9.4 effect a voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

     then, as a condition to taking any one or more of the foregoing actions and in addition to any other obligation under this Warrant, the Corporation will give the Holder: (a) at least thirty (30) days (but not more than 90 days) prior written notice of the date on which the books of the Corporation will close or a record will be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of such issuance, recapitalization, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, recapitalization, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least thirty (30) days (but not more than 90 days) prior written notice of the date when the same will take place. Any notice under foregoing clause (a) will specify the date on which the holders of shares of Common Stock will be entitled to any such dividend, distribution or subscription rights, and any notice under foregoing clause (b) will specify the date on which the holders of shares of Common Stock will be entitled to exchange their shares of Common Stock, as the case may be, for securities or other property deliverable on such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up.

10. Fractional Shares. Fractional shares will not be issued on the exercise of the Warrants. If the Holder would be entitled to receive a fractional share, the Corporation will pay to the Holder an amount equal to the fractional share multiplied by the Current Market Price for one share of shares of Common Stock less the Exercise Price.

11. Fully Paid Stock; Taxes. The Corporation covenants and agrees that the shares of stock represented by each and every certificate for its shares of Common Stock to be delivered on the exercise of the Warrants will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free from all taxes, liens, charges and encumbrances. The Corporation agrees to pay when due and payable any and all federal and state taxes (including, without limitation, all documentary, stamp, transfer or other transactional taxes but excluding income taxes) which may be payable in respect of the Warrants, any Warrant Shares or certificates therefor on the exercise of the Warrants.

12. Notices. Any notice, demand or communication required or permitted to be given by any provision of this Warrant will be in writing and will be deemed to have been given and received when delivered personally or by telefacsimile to the party designated to receive such notice, or on the date following the day sent by overnight courier, or on the third (3rd) business day after the same is sent by certified mail, postage and charges prepaid, directed to the following addresses or to such other or additional addresses in the continental United States of America as any party might designate by written notice to the other parties:

        To the Corporation:          Herb Mee, Jr., President
                                     The Beard Company
                                     5600 North May Avenue, Suite 320
                                     Oklahoma City, Oklahoma  73112
                                     Phone: (405) 842-2333
                                     Fax: (405) 842-9901


        To the Holder:               ___________________________
                                     ___________________________
                                     ___________________________
                                     ___________________________
                                     ___________________________
                                     ___________________________
                                     Phone:  ____________________
                                     Fax:  ______________________

13. Assignment. Subject to conditions set forth herein, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Corporation to be maintained for such purpose, on surrender of this Warrant at the office of the Corporation maintained for such purpose, together with a written assignment of this Warrant duly executed by the Holder and payment of funds sufficient to pay any stock transfer taxes payable on the making of such transfer. On such surrender and payment, the Corporation will, subject to conditions set forth herein, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant will promptly be canceled. The conditions to transferability specified in this Warrant are intended to ensure compliance with the provisions of the Securities Act and applicable state securities laws in respect of the transfer of any Warrant or any Warrant Shares and are to be strictly construed.

14. Governing Law. This Warrant is being delivered and is intended to be performed in Oklahoma and will be construed and enforced in accordance with, and the rights of the parties will be governed by, the law of such state.

15. Headings. The headings of the paragraphs of this Warrant are inserted for convenience only and will not be deemed to constitute a part of this Warrant.

16. Lost, Stolen, Destroyed or Mutilated Warrant. In case this Warrant is mutilated, lost, stolen or destroyed, the Corporation agrees to issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and on surrender and cancellation of this mutilated Warrant, or in lieu of this Warrant being lost, stolen or destroyed, on receipt of evidence reasonably satisfactory to the Corporation of the loss, theft or destruction of this Warrant and on receipt of indemnity satisfactory to the Corporation.

17. Consent to Amendments; Waivers. The provisions of this Warrant may be amended or waived at any time only by the written agreement of the Corporation and the Holder. Any waiver, permit, consent or approval of any kind or character on the part of the Holder of any provisions or conditions of this Warrant must be made in writing and will be effective only to the extent specifically set forth in such writing. No course of dealing between the Corporation and the Holder and no delay in exercising any right, remedy, or power conferred hereby or now or hereafter existing at law or under equity, by statute or otherwise, will operate as a waiver of or otherwise prejudice any such right, power or remedy.

18. Warrant Holder Not Shareholder. This Warrant does not confer on the Holder hereof any right to vote or to consent as a shareholder of the Corporation, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof as hereinbefore provided.

19. Severability. Should any part of this Warrant for any reason be declared invalid, such decision will not affect the validity of any remaining portion, which remaining portion will remain in full force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed and accepted the remaining portion of this Warrant without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

     IN WITNESS WHEREOF, this Warrant has been executed effective the _____ day of _____________, 2005.

                                     (the "Corporation")

                                     THE BEARD COMPANY, an Oklahoma corporation


                                     By______________________________________
                                                      Herb Mee, Jr., President


                                     (the "Holder")

                                     _______________________________

                                     _______________________________

                                     By_____________________________

                                     Title:___________________________

                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

     1.   Definitions

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Affiliate: With respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

     Board: The board of directors of the Company.

     Common Stock: The common stock, par value $0.0006665 per share, of the Company.

     Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

     Holder: Any party hereto (other than the Company) and any holder of Registrable Securities who agrees in writing to be bound by the provisions of this Agreement.

     Initial Notice: See Section 3(a) hereof.

     Investor: Investor and any of its Affiliates which hold Registrable Securities, collectively.

     NASD: National Association of Securities Dealers, Inc.

     Person: An individual, partnership, limited liability company, joint venture, corporation, trust or unincorporated organization, a government or any department, agency or political subdivision thereof or other entity.

     Piggyback Notice: See Section 3(a) hereof.

     Piggyback Registration: A registration pursuant to Section 3 hereof.

     Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     Registrable Securities: All shares of Common Stock issued or issuable on exercise of the Warrant and any securities of the Company which may be issued or distributed with respect to, or in exchange or substitution for, or conversion of, such Common Stock and such other securities pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or otherwise; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities are distributed pursuant to Rule 144 (or any similar provision then in force) promulgated under the Securities Act, (iii) such Registrable Securities shall have been otherwise transferred to a Person other than an Investor and new certificates for such securities that do not bear a legend restricting further transfer under the Securities Act shall have been delivered by the Company, or (iv) such Registrable Securities have been held for a period of one (1) year. Any securities that have ceased to be Registrable Securities cannot thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security.

     Registration: A Piggyback Registration.

     Registration Expenses: See Section 6 hereof.

     Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

     SEC: The Securities and Exchange Commission.

     Securities Act: The Securities Act of 1933, as amended from time to time.

     Underwritten Registration or Underwritten Offering: A sale of securities of the Company to an underwriter for reoffering to the public.

     Warrant: The Warrants issued by the Company pursuant to the Confidential Private Placement Memorandum as Amended December 29, 2004.

     2. Securities Subject to this Agreement The securities entitled to the benefits of this Agreement are the Registrable Securities.

     3. Piggyback Registrations

     (a) Participation. Subject to Section 3(b) hereof, if at any time after the date hereof the Company proposes to file a Registration Statement (other than a registration on Form S-4 or S-8 or any successor form to such Forms or any registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) with respect to an offering that includes any shares of Common Stock, then the Company shall give notice of the proposed filing (the "Piggyback Notice") to the Holders as promptly as practicable (but in no event less than fifteen (15) days before the anticipated filing date). The Piggyback Notice shall offer the Holders the opportunity to register such number of shares of Registrable Securities as the Holders may request and shall set forth (i) the anticipated filing date of such Registration Statement and (ii) the number of shares of Common Stock that is proposed to be included in such Registration Statement. The Company shall include in such Registration Statement such shares of Registrable Securities for which it has received written requests to register such shares within 10 days after the Piggyback Notice has been given.

     (b) Underwriter's Cutback. Notwithstanding the foregoing, if a Registration pursuant to this Section 3 involves an Underwritten Offering and the managing underwriter or underwriters of such proposed Underwritten Offering delivers an opinion to the Holders that the total or kind of securities which such Holders and any other persons or entities intend to include in such offering are reasonably likely to adversely affect the price, timing or distribution of the securities offered in such offering, then the Company shall include in such Registration;

          (i) If such Registration was a primary registration by the Company of its securities, the Company will include in such Registration to the extent of the number of securities which the managing underwriter advises can be sold in such Underwritten Offering: first, the securities proposed by the Company to be sold for its own account; second, any Registrable Securities requested to be included in such Registration by the Holders, pro rata on the basis of the number of securities sought to be sold by the requesting Holders; and third, other securities of the Company proposed to be included in such Registration, allocated among the Company and the holders thereof in accordance with the priorities then existing among the Company and such holders.

          (ii) If such Registration was requested other than by the Holders or the Company, the Company will include in such Registration to the extent of the number of securities which the managing underwriter advises can be sold in such Underwritten Offering: first, the securities proposed to be sold by the security holder initiating the Registration; second, any Registrable Securities requested to be included in such Registration, pro rata on the basis of the number of securities sought to be sold by the requesting Holders; third, any securities of the Company proposed by any other Persons to be included in such Registration, pro rata on the basis of the number of securities proposed to be sold by the requesting Persons; and fourth the securities proposed by the Company to be sold for its own account.

     (c) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 3.

     (d) Company Control. The Company may decline to file a Registration Statement after giving the Initial Notice or the Piggyback Notice, or withdraw a Registration Statement after filing and after such Piggyback Notice, but prior to the effectiveness of the Registration Statement, provided that the Company shall promptly notify each Holder in writing of any such action and provided further that the Company shall bear all reasonable expenses incurred by such Holder or otherwise in connection with such withdrawn Registration Statement.

     4. Hold-Back Agreements

     (a) Restrictions on Public Sale by Holder of Registrable Securities. Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of the Company the same as or similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 10-day period prior to, and during the 90-day period (or such longer period of up to 180 days as may be required by such underwriter of all Persons whose securities are covered by such Registration Statement) beginning on, the effective date of any Registration Statement in which such Holders are participating (except as part of such Registration) or the commencement of the public distribution of securities, to the extent timely notified in writing by the Company or the managing underwriters.

     (b) Restrictions on Public Sale by the Company and Others. If and to the extent requested by the managing underwriter, the Company agrees: (a) not to effect any public or private sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the 10 day period prior to and the 90 day period (or such longer period of up to 180 days as may be required by such underwriter) after the effective date of the Registration Statement filed in connection with an Underwritten Offering made pursuant to a Piggyback Registration (or for such shorter period of time as is sufficient and appropriate, in the opinion of the managing underwriter (except as part of such Underwritten Registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto; and (b) to cause each officer, director, 10% shareholder and holder of its equity securities (or of any securities convertible into or exchangeable or exercisable for such securities) purchased from the Company at any time after the date of this Agreement (other than in a public offering), to agree, to the extent permitted by law, not to effect any such public or private sale or distribution of such securities (including a sale under Rule 144), during such period, except as part of such underwritten registration.

     (c) Exclusions. Notwithstanding the foregoing provisions, this section will not prevent the grant of compensatory stock options or similar grants to employees of the Company pursuant to the Company's stock based incentive plans and will not prevent the exercise, conversion or exchange of any securities pursuant to the terms of such securities.

     5. Registration Procedures

     In connection with the Company's Registration obligations pursuant to
Section 3 hereof, the Company will use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

     (a) prepare and file with the SEC a Registration Statement relating to the Piggyback Registration including all exhibits and financial statements required by the SEC to be filed therewith; prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for a period of 90 days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an Underwritten Offering, such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

     (b) notify the selling Holders and the managing underwriters, if any, and (if requested) confirm such advice in writing, as soon as practicable after notice thereof is received by the Company (i) when the Registration Statement or any amendment thereto has been filed or becomes effective, the Prospectus or any amendment or supplement to the Prospectus has been filed, and, to furnish such selling Holders and managing underwriters with copies thereof, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary Prospectus or Prospectus or the initiation or threatening of any proceedings for such purposes, (iv) if at any time the representations and warranties of the Company contemplated by paragraph (l) below cease to be true and correct and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

     (c) (i) promptly notify the selling Holders and the managing underwriters, if any, at any time during the period contemplated by a paragraph (a) above, when the Company becomes aware of the happening of any event as a result of which the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) when such Prospectus was delivered not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the Prospectus in order to comply with the Securities Act and, (ii) in either case as promptly as practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriters, if any, a supplement or amendment to such Prospectus which will correct such statement or omission or effect such compliance;

     (d) make every reasonable effort to prevent the entry, or obtain the withdrawal, of any stop order or other order suspending the use of any preliminary Prospectus or Prospectus or suspending any qualification of the Registrable Securities;

     (e) if requested by the managing underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten (or best efforts underwritten) Offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

     (f) furnish to each selling Holder and each managing underwriter, without charge, one executed copy and as many conformed copies as they may reasonably request, of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

     (g) deliver to each selling Holder and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request (it being understood that the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

     (h) on or prior to the date on which the Registration Statement is declared effective, use its best efforts to register or qualify, and cooperate with the selling Holders, the managing underwriter, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such seller, underwriter reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

     (i) cooperate with the selling Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

     (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

     (k) not later than the effective date of the applicable Registration, provide a CUSIP number for all Registrable Securities and provide the applicable trustee or transfer agent with printed certificates for the Registrable Securities;

     (l) make such representations and warranties to the Holders of Registrable Securities being registered, and the underwriters, if any, in form, substance and scope as are customarily made by issuers in primary underwritten public offerings;

     (m) enter into such customary agreements (including an underwriting agreement) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the managing underwriter, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

     (n) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter an opinion or opinions from counsel for the Company, upon consummation of the sale of such Registrable Securities to the underwriters (the "Closing Date") in customary form and in form, substance and scope reasonably satisfactory to such Holders and their counsel, and the underwriters and their counsel;

     (o) obtain for delivery to the Company and the underwriter, with copies to the Holders, a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or the Holders of a majority of the Registrable Securities being sold reasonably request, dated the effective date of the Registration Statement and brought down to the Closing Date;

     (p) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

     (q) make available for inspection by a representative of the Holders of a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by such Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by law;

     (r) use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11 (a) of the Securities Act and the rules and regulations promulgated thereunder;

     (s) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into the Registration Statement or the Prospectus, provide copies of such document to counsel for the selling Holders and to the managing underwriters, if any;

     (t) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

     (u) use its best efforts to list (if such Registrable Securities are not already listed) all Registrable Securities covered by such Registration Statement on the principal stock exchange or market on which the Company's Common Stock is then listed; and

     (v) Take such further actions as are reasonably requested by the Holders in order to expedite or facilitate the disposition of the Registrable Securities.

     The Company may require each Holder of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

     Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(i) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(c)(ii) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 5(c)(i) hereof to the date when the Company shall make available to the Holders a Prospectus supplemented or amended to conform with the requirements of Section 5(c)(ii) hereof.

     6. Registration Expenses

     All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the SEC and the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) all fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling Holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or the Holders of a majority of the Registrable Securities being sold may designate), (iii) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Registrable Securities and of printing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (v) Securities Act liability insurance if the Company so desires or the underwriters so require, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (vii) all reasonable fees and disbursements of one counsel selected by the Holders of the Registrable Securities being registered to represent such Holders in connection with such registration, up to a maximum of $15,000, (viii) all fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, excluding underwriting discounts and commissions and transfer taxes, if any, and fees and disbursements of counsel to underwriters (other than such fees and disbursements incurred in connection with any registration or qualification of Registrable Securities under the securities or blue sky laws of any state), and (ix) fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company, regardless of whether the Registration Statement becomes effective. The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Company.

     7. Indemnification

     (a) Indemnification by Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder and each Person who controls such Holder (within the meaning of the Securities Act), and each of their respective partners, members, officers, directors, employees and agents (collectively, the "Company Indemnified Persons"), against any and all losses, claims, damages, liabilities, reasonable attorneys fees, costs or expenses and costs and expenses of investigating and defending any such claim (collectively, "Damages"), joint or several, and any action in respect thereof to which any such Company Indemnified Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein, and shall promptly reimburse each Company Indemnified Person for any legal and other expenses reasonably incurred by that Company Indemnified Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus if (i) such offering does not involve an underwriter, (ii) such Holder failed to deliver or cause to be delivered a copy of the Prospectus to the Person asserting such loss, claim, damage, liability or expense after the Company had timely furnished such Holder with a sufficient number of copies of the same and (iii) the Prospectus completely corrected in a timely manner such untrue statement or omission; and provided, further, that the Company shall not be liable in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (x) such offering does not involve an underwriter, (y) such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and (z) the Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense after the Company had furnished such Holder with a sufficient number of copies of the same. The Company also agrees to indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the Holders.

     (b) Indemnification by Selling Holder of Underlying Securities. In connection with each Registration, each selling Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company and each Person who controls the Company (within the meaning of the Securities Act), and each of their respective directors, officers, employees and agents, against any and all Damages resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such selling Holder to the Company specifically for inclusion in such Registration Statement or Prospectus and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting such Damages. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

     (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt (but in any event within 30 days after such Person has actual knowledge of the facts constituting the basis for indemnification) written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is prejudiced by reason of such delay or failure; provided further, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, or
(b) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), provided that an indemnified party shall not be required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified hereunder. No indemnifying party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Whenever the indemnified party or the indemnifying party receives a firm offer to settle a claim for which indemnification is sought hereunder, it shall promptly notify the other of such offer. If the indemnifying party refuses to accept such offer within 20 business days after receipt of such offer (or of notice thereof), such claim shall continue to be contested and, if such claim is within the scope of the indemnifying party's indemnity contained herein, the indemnified party shall be indemnified pursuant to the terms hereof. If the indemnifying party notifies the indemnified Party in writing that the indemnifying party desires to accept such offer, but the indemnified party refuses to accept such offer within 20 business days after receipt of such notice, the indemnified party may continue to contest such claim and, in such event, the total maximum liability of the indemnifying party to indemnify or otherwise reimburse the indemnified party hereunder with respect to such claim shall be limited to and shall not exceed the amount of such offer, plus reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) to the date of notice that the indemnifying party desires to accept such offer, provided that this sentence shall not apply to any settlement of any claim involving the imposition of equitable remedies or to any settlement imposing any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified hereunder. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim in any one jurisdiction, unless in the written opinion of counsel to the indemnified party, reasonably satisfactory to the indemnifying party, use of one counsel would be expected to give rise to a conflict of interest between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one such additional counsel.

     (d) Contribution. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no selling Holder shall be required to contribute in an amount greater than the dollar amount of the proceeds received by such selling Holder with respect to the sale of any securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each selling Holder's obligation to contribute pursuant to this Section 7(d) is several and not joint. The provisions of this Section 8 shall survive, notwithstanding any transfer of the Registrable Securities by any Holder or any termination of this Agreement.

     8. Rule 144.

     The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

     9. Participation in Underwritten Registrations

     No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement; provided that (i) no selling Holder shall be required to make any representations or warranties except those which relate solely to such selling Holder and its intended method of distribution, and (ii) the liability of each selling Holder to any underwriter under such underwriting agreement will be limited to liability arising from misstatements or omissions regarding such selling Holder and its intended method of distribution and any such liability shall not exceed an amount equal to the amount of net proceeds such selling Holder derives from such registration; provided, however, that in an offering by the Company in which any Holder requests to be included in a Piggyback Registration, the Company shall use its reasonable best efforts to arrange the terms of the offering such that the provisions set forth in clauses (i) and (ii) of this Section 9 are true; provided further, that if the Company fails in its reasonable best efforts to so arrange the terms, the Holder may withdraw all or any part of its Registrable Securities from the Piggyback Registration and the Company shall reimburse such Holder for all reasonable out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal.

     10. Miscellaneous

     (a) Remedies. Each Holder, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. Remedies for breach by any Holder of its obligations under this Agreement shall be as set forth in Section 8.

     (b) Term. This Agreement shall terminate on the earlier to occur of (i) the first anniversary of the date of exercise of the Warrant or (ii) the first date on which there are no longer any Registrable Securities.

     (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of a majority of the outstanding Registrable Securities; provided, however, that the Company and the Investor together may amend, modify or supplement the provisions of this Agreement and may waive or consent to departures from the provisions hereof, without the consent of the Holders of a majority of the outstanding Registrable Securities so long as such amendment, modification, supplement, waiver or consent does not adversely affect the rights of Holders of Registrable Securities hereunder or so long as such amendment, modification, supplement, waiver or consent affects the rights of the Investor and other Holders of Registrable Securities hereunder equally.

     (d) Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed,
(ii) if delivered by International Federal Express, two (2) business days after so mailed, and (iii) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

          (x) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 10(d); and

          (y) if to the Company, initially at the address set forth below and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(d): The Beard Company, 5600 North May Avenue, Suite 320, Oklahoma City, Oklahoma 73112.

     (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment subsequent Holders of Registrable Securities.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma, without regard to the principles of conflicts of laws.

     (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities issued pursuant to the Warrant. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matters.